TAX EXPENSE (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Inventory	$ 449	$ 360	$ 314
Deferred Income Tax Assets And Liabilities [Member]
Net Operating Losses		2,842	1,350
Inventory		0	20
Reserves & Allowances		57	41
Gross deferred tax assets		2,899	1,411
Valuation allowance		(2,329)	(762)
Total deferred tax assets		570	649
Depreciable asset basis differences		(570)	(649)
Total deferred tax liabilities		(570)	(649)
Net deferred tax assets (liabilities)		$ 0	$ 0